UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 22, 2011

Popular, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Puerto Rico	001-34084	66-0667416
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

209 Munoz Rivera Ave., Popular Center Building , Hato Rey , Puerto Rico		00918
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	787-765-9800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 23, 2011, Popular, Inc. (the "Corporation") issued a news release announcing that, on December 22, 2011, Mr. Michael T. Masin had informed the Board of Directors of his decision to retire as a director of the Corporation, effective December 31, 2011. Mr. Masin's decision was based on his desire to devote greater time to other professional responsibilities and was not related to a disagreement with the Corporation over its operations, policies or practices.

A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Press release dated December 23, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Popular, Inc.

December 23, 2011	By:	/s/ Ileana Gonzalez

Name: Ileana Gonzalez
Title: Senior Vice President and Corporate Comptroller

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Exhibit Index

Exhibit No.	Description

99.1	Exhibit 99.1 Press release dated December 23, 2011